UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 29, 2011

TC PipeLines, LP
(Exact name of registrant as specified in its charter)

Delaware	000-26091	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Street, Suite 2400 Houston, TX	77002-2761
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(877) 290-2772

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information, including Exhibit 99.1 hereto, is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

On November 29, 2011, TC PipeLines, LP (the "Partnership") announced that representatives of the Partnership will be making a presentation in New York, New York, on Tuesday, December 6, 2011 at the Wells Fargo Securities 10th Annual Pipeline, MLP and Energy Symposium and will present an overview of the Partnership's strategy and business outlook. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.  A copy of the materials presented and a live webcast of the presentation scheduled to begin at 2:10 p.m. eastern standard time (EST) will be accessible on the Investor Center section of the Partnership's website at www.tcpipelineslp.com.

Item 9.01   Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 29, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP by: TC PipeLines GP, Inc., its general partner
By: /s/ Annie C. Belecki Annie C. Belecki Assistant Secretary

Dated:  November 29, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 29, 2011.